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                                                                      Exhibit 21

                       BELLSOUTH ORGANIZATION OF COMPANIES

                             As of December 31, 1999

                               ATTACHMENT TO 10-K

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                                                                                                Jurisdiction
                                                                                                ------------
1155 Peachtree Associates............................................................................Georgia
AB Cellular Holding, LLC............................................................................Delaware
Abiatar S.A. ........................................................................................Uruguay
Acadiana Cellular General Partnership ..............................................................Delaware
ACCC of Los Angeles, Inc..........................................................................California
Access to the Americas, S.A.............................................................................Peru
Aeroservicios Los Alpes, C.A.......................................................................Venezuela
Aktieselskabet af3.november 1971.....................................................................Denmark
Alabama Cellular Service, Inc. ......................................................................Georgia
Aliena Participacoes Ltda.............................................................................Brazil
ALLTEL Cellular Associates of South Carolina Limited Partnership....................................Delaware
Alpina Participacoes Ltda.............................................................................Brazil
American Cellular Communications Corporation .......................................................Delaware
Anniston-Westel Company, Inc. .......................................................................Florida
Atlanta Multichannel Television, Inc.................................................................Georgia
Atlanta-Athens MSA Limited Partnership..............................................................Delaware
Averdin Holdings Ltda.................................................................................Brazil
B.A. Celular Inversora S.A.  ......................................................................Argentina
Bakersfield Holdings, Inc............................................................................Georgia
BBS Holdings, Inc....................................................................................Georgia
BCP S.A...............................................................................................Brazil
BCP SP Ltd............................................................................................Brazil
BCTC of Texas, Inc. ..............................................................................California
Beijing Ji Tong - BellSouth Communication & Information Engineering Co., Ltd...........................China
Belgium New System L.P..............................................................................Delaware
Bell IP Holding L.L.C...............................................................................Delaware
BellSouth Accounts Receivable Management, Inc.......................................................Delaware
BellSouth Advertising & Publishing Brazil (B.V.I.) Holdings Limited...................British Virgin Islands
BellSouth Advertising & Publishing Brazil (B.V.I.) Limited............................British Virgin Islands
BellSouth Advertising & Publishing Brazil Holdings, Inc.............................................Delaware
BellSouth Advertising & Publishing Corporation ......................................................Georgia
BellSouth Advertising & Publishing Peru (B.V.I.) Holdings Limited.....................British Virgin Islands
BellSouth Advertising & Publishing Peru (B.V.I.) Limited..............................British Virgin Islands
BellSouth Advertising & Publishing Peru Holdings, Inc...............................................Delaware
BellSouth Advertising & Publishing Peru S.R.L...........................................................Peru
BellSouth Affiliate Services Corporation.............................................................Georgia
BellSouth Applied Technologies, Inc..................................................................Georgia
BellSouth Asia/Pacific Enterprises, Inc.............................................................Delaware
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
BellSouth Australia, Ltd. ...........................................................................Georgia
BellSouth Belgium B.V........................................................................The Netherlands
BellSouth Belgium Holdings, Inc.....................................................................Delaware
BellSouth Billing, Inc...............................................................................Georgia
BellSouth Brasil Holdings I Ltda......................................................................Brazil
BellSouth Brasil Holdings II Ltda.....................................................................Brazil
BellSouth Brazil, Inc................................................................................Georgia
BellSouth BSE of Virginia, Inc......................................................................Virginia
BellSouth BSE, Inc..................................................................................Delaware
BellSouth Business Systems, Inc......................................................................Georgia
BellSouth Capital Funding Corporation................................................................Georgia
BellSouth Carolinas PCS, L.L.C......................................................................Delaware
BellSouth Carolinas PCS, L.P. (a/b/a/ BellSouth Mobility DCS).......................................Delaware
BellSouth Carrier Professional Services Holdings, Inc...............................................Delaware
BellSouth Carrier Professional Services, Inc........................................................Delaware
BellSouth Cellular Corp..............................................................................Georgia
BellSouth Cellular National Marketing, Inc...........................................................Georgia
BellSouth Cellular Systems, Inc.....................................................................Delaware
BellSouth Central America Holdings, Inc.............................................................Delaware
BellSouth Central America (B.V.I.) Holdings Limited...................................British Virgin Islands
BellSouth Chile Holdings, Inc. ......................................................................Georgia
BellSouth Chile S.A. ..................................................................................Chile
BellSouth Chile, Inc.................................................................................Georgia
BellSouth China Holdings, Inc.......................................................................Delaware
BellSouth China, Inc................................................................................Delaware
BellSouth Colombia, Inc.............................................................................Delaware
BellSouth Communication Systems, Inc.................................................................Georgia
BellSouth Comunicaciones S.A...........................................................................Chile
BellSouth Corporate Aviation and Travel Services, Inc................................................Georgia
BellSouth Corporation................................................................................Georgia
BellSouth Credit and Collections Management, Inc.....................................................Georgia
BellSouth D. C., Inc.................................................................................Georgia
BellSouth Denmark Capital Finance Limited.............................................British Virgin Islands
BellSouth Direct Marketing, Inc......................................................................Georgia
BellSouth EC Holdings, Inc..........................................................................Delaware
BellSouth Ecuador Holdings (BVI) I Limited............................................British Virgin Islands
BellSouth Ecuador Holdings (BVI) II Limited...........................................British Virgin Islands
BellSouth Ecuador Holdings Partnership...............................................................Ecuador
BellSouth Ecuador Holdings, Inc.....................................................................Delaware
BellSouth El Salvador Holdings, Inc.................................................................Delaware
BellSouth El Salvador Limited.................................................................Cayman Islands
BellSouth Enterprises, Inc. .........................................................................Georgia
BellSouth Entertainment, Inc.........................................................................Georgia
BellSouth Espana, S.A..................................................................................Spain
BellSouth Foundation, Inc............................................................................Georgia
BellSouth Guatemala Limited...........................................................British Virgin Islands
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
BellSouth Holding GmbH ..............................................................................Germany
BellSouth Holdings B.V.......................................................................The Netherlands
BellSouth Holdings, Inc.............................................................................Delaware
BellSouth India, Inc................................................................................Delaware
BellSouth Information Systems, Inc. (BIS) ...........................................................Georgia
BellSouth Intellectual Property Corporation.........................................................Delaware
BellSouth Intellectual Property Group, Inc...........................................................Georgia
BellSouth Intellectual Property Management Corporation...............................................Georgia
BellSouth Intellectual Property Marketing Corporation................................................Georgia
BellSouth Interactive Media Services, Inc............................................................Georgia
BellSouth International (Asia/Pacific), Inc. .......................................................Delaware
BellSouth International ACCESS, Inc..................................................................Georgia
BellSouth International Capital Finance Limited...............................................Cayman Islands
BellSouth International Limited...............................................................United Kingdom
BellSouth International Network Holdings, Inc.......................................................Delaware
BellSouth International U.K. Trustee Limited..................................................United Kingdom
BellSouth International Wireless Services, Inc......................................................Delaware
BellSouth International, Inc. .......................................................................Georgia
BellSouth Inversiones S.A..............................................................................Chile
BellSouth Inversora S.A.  .........................................................................Argentina
BellSouth IP Holdings, Inc..........................................................................Delaware
BellSouth Israel, Inc................................................................................Georgia
BellSouth Latin American Holdings I, Ltd..............................................British Virgin Islands
BellSouth Latin American Holdings II, Ltd.............................................British Virgin Islands
BellSouth Latin American Holdings III, Inc..........................................................Delaware
BellSouth Latin American Holdings III, Ltd............................................British Virgin Islands
BellSouth Latin American Holdings IV, Inc...........................................................Delaware
BellSouth Latin American Holdings IV, Ltd.............................................British Virgin Islands
BellSouth Latin American Holdings V, Inc............................................................Delaware
BellSouth Latin American Holdings V, Ltd..............................................British Virgin Islands
BellSouth Latin American Investments I, Ltd...........................................British Virgin Islands
BellSouth Latin American Investments II, Ltd..........................................British Virgin Islands
BellSouth Latin American Investments III, Ltd.........................................British Virgin Islands
BellSouth Latin American Investments IV, Ltd..........................................British Virgin Islands
BellSouth Latin American Investments V, Ltd...........................................British Virgin Islands
BellSouth Limited   ..........................................................................United Kingdom
BellSouth Long Distance, Inc........................................................................Delaware
BellSouth Marketing Programs, Inc. ..................................................................Georgia
BellSouth Marketing Services, Inc....................................................................Georgia
BellSouth Mexico Holdings S.A. de C.V.................................................................Mexico
BellSouth Mexico, Inc...............................................................................Delaware
BellSouth Mexico, S.A. de C.V.........................................................................Mexico
BellSouth MNS, Inc..................................................................................Delaware
BellSouth Mobile Data Services, Inc..................................................................Georgia
BellSouth Mobile Data, Inc...........................................................................Georgia
BellSouth Mobile Systems, Inc.......................................................................Delaware
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
BellSouth Mobilfunk GmbH ............................................................................Germany
BellSouth Mobility Communications, Inc...............................................................Georgia
BellSouth Mobility Inc ..............................................................................Georgia
BellSouth National Publishing Incorporated...........................................................Georgia
BellSouth Netherlands B.V....................................................................The Netherlands
BellSouth Netherlands Holdings, Inc.................................................................Delaware
BellSouth New Zealand............................................................................New Zealand
BellSouth New Zealand Holdings Limited...........................................................New Zealand
BellSouth Nicaragua (BVI) Limited.....................................................British Virgin Islands
BellSouth Nicaragua Holdings, Inc...................................................................Delaware
BellSouth Panama Holdings, Inc......................................................................Delaware
BellSouth Panama Limited......................................................................Cayman Islands
BellSouth Paraguay (BVI) Limited......................................................British Virgin Islands
BellSouth Paraguay Holdings, Inc....................................................................Delaware
BellSouth Personal Communications, Inc. (d/b/a BellSouth Mobility DCS)..............................Delaware
BellSouth Peru BVI Limited............................................................British Virgin Islands
BellSouth Peru Holdings, Inc........................................................................Delaware
BellSouth Products, Inc..............................................................................Georgia
BellSouth Properties (U.K.)...................................................................United Kingdom
BellSouth Public Communications, Inc.................................................................Georgia
BellSouth Resources, Inc.  ..........................................................................Georgia
BellSouth Select, Inc................................................................................Georgia
BellSouth Shanghai Centre, Ltd. .....................................................................Georgia
BellSouth Solutions Group, Inc.......................................................................Georgia
BellSouth Southern Cone, Inc.........................................................................Georgia
BellSouth Telecommunications, Inc....................................................................Georgia
BellSouth Value Added Services Holdings, Inc........................................................Delaware
BellSouth Venezuela (BVI) Limited.....................................................British Virgin Islands
BellSouth Venezuela Holdings, Inc...................................................................Delaware
BellSouth Venezuela, S.A...........................................................................Venezuela
BellSouth Ventures Corporation ......................................................................Georgia
BellSouth Volcan Holdings (B.V.I.) Ltd................................................British Virgin Islands
BellSouth Volcan Holdings, Inc......................................................................Delaware
BellSouth Wireless Cable, Inc.......................................................................Delaware
BellSouth Wireless Data, L.P........................................................................Delaware
BellSouth Wireless, Inc..............................................................................Georgia
BellSouth Worldwide Holdings B.V.............................................................The Netherlands
BellSouth.net Inc...................................................................................Delaware
Berry Network, Inc. .................................................................................Georgia
Berry-Sprint Publishing, Inc.........................................................................Georgia
Billing & Management Systems S.A........................................................................Peru
Binford Investments Ltd...............................................................British Virgin Islands
Bloomington Cellular Telephone Company..............................................................Delaware
BLS Denmark Associates...............................................................................Georgia
BLS Denmark, Inc.....................................................................................Georgia
Bombshell Comercio e Participacoes Ltda...............................................................Brazil
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
Bombshell Holdings (B.V.I.) Ltd.......................................................British Virgin Islands
BS Telecom S.A........................................................................................Brazil
BS Telecomunicacoes S.A...............................................................................Brazil
BSB S.A...............................................................................................Brazil
BSC Cayman General Partnership................................................................Cayman Islands
BSC de Panama S.A.....................................................................................Panama
BSC del Peru SRL........................................................................................Peru
BSC Guatemala, Sociedad Anonima....................................................................Guatemala
BSCC Cellular of Indiana, L.P.......................................................................Delaware
BSCC Cellular of Texas, L.P............................................................................Texas
BSCC of Houston, Inc...................................................................................Texas
BSCC of Louisiana, Inc..............................................................................Delaware
BSD Cellular Communication............................................................................Israel
BSE NE Ltd............................................................................................Brazil
BSE S.A...............................................................................................Brazil
BSI ACCESS U.K. Limited.......................................................................United Kingdom
BSI Denmark, Inc.....................................................................................Georgia
B-Side Carriers L.P.................................................................................Delaware
B-Side L.L.C........................................................................................Delaware
BSIT International Communications.....................................................................Israel
BSL Holdings I Ltda...................................................................................Brazil
BSL Holdings II Ltda..................................................................................Brazil
BSNZ Wireless Holdings, Inc.........................................................................Delaware
Cable Sistemas S.A......................................................................................Peru
Campanile Assurance Line Limited.....................................................................Vermont
Capco.........................................................................................Cayman Islands
Cayman Cellular Holding Limited...............................................................Cayman Islands
CellCom Israel, Ltd...................................................................................Israel
Cellemetry L.L.C....................................................................................Delaware
Cellular Credit Corporation.........................................................................Delaware
Cellular Holdings of Texas, Inc.....................................................................Delaware
Cellular Mobile Services of Indiana, Inc.............................................................Indiana
Cellular Radio of Chattanooga........................................................................Georgia
Celular Catarinense S.A...............................................................................Brazil
Centram Communications L.P............................................................British Virgin Islands
Century Cellunet of North Louisiana Cellular Limited Partnership....................................Delaware
Centweight B.V...............................................................................The Netherlands
Chattanooga CGSA, Inc. ..............................................................................Georgia
Chattanooga MSA Limited Partnership.................................................................Delaware
Commerce One, Inc...................................................................................Delaware
Compania de Radiocomunicaciones Moviles S.A.  .....................................................Argentina
Compania de Telecomunicaciones Comtal Limitada.........................................................Chile
Comtel Comunicaciones Telefonicas, S.A.............................................................Venezuela
Comunicaciones Personales, S.A.....................................................................Guatemala
Connector Comercio e Participacoes Ltda...............................................................Brazil
Consultora de Inversiones BSC Comunicaciones y CIA, S.C.A..........................................Guatemala
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
Controling S.A........................................................................................Brazil
Corporacion 271191, C.A............................................................................Venezuela
Corporate Media Partners............................................................................Delaware
Crown Castle International Corp.....................................................................Delaware
CSL Associates.......................................................................................Georgia
CSL Chastain Associates..............................................................................Georgia
CSL Colonnade Associates.............................................................................Georgia
CSL Exchange South Associates........................................................................Georgia
CSL Twelfth Street Associates........................................................................Georgia
CSL Western Way Associates...........................................................................Georgia
CTM S.A............................................................................................Argentina
Dansk MobilTelefon I/S...............................................................................Denmark
Dataserv Espana, S.A...................................................................................Spain
Decatur RSA Limited Partnership.....................................................................Delaware
Denmark Alliance, Inc...............................................................................Delaware
Det Danske Mobiletelefonkompagni.....................................................................Denmark
DFINS, Inc. .......................................................................................Minnesota
Empresa Difusora Radio Tele S.A.........................................................................Peru
E-Plus Mobilfunk GmbH................................................................................Germany
E-Plus Service GmbH..................................................................................Germany
Florida Cellular Service, Inc. ......................................................................Georgia
Florida RSA #2B (Indian River) Limited Partnership..................................................Delaware
FlyCast Communications Corporation................................................................California
Galveston Cellular Partnership.........................................................................Texas
Galveston Cellular Telephone Company...................................................................Texas
Galveston Mobile Corporation........................................................................Delaware
Gary Cellular Corporation ..........................................................................Delaware
Gary Cellular Telephone Company.....................................................................New York
Georgia Cellular Corporation........................................................................Delaware
Georgia Cellular Holdings, Inc.......................................................................Georgia
Georgia RSA No. 1 Limited Partnership...............................................................Delaware
Georgia RSA No. 2 Limited Partnership...............................................................Delaware
Georgia RSA No. 3 Limited Partnership...............................................................Delaware
German Mobile Holdings, Inc.........................................................................Delaware
German Mobilfunk Investments, Inc...................................................................Delaware
Germany New System L.P..............................................................................Delaware
Gfd Gesellschaft fur Datanfunk mbH...................................................................Germany
Glemond Limited.......................................................................British Virgin Islands
Global Leasing Company...............................................................................Georgia
GN Store Nord Mobil I/S..............................................................................Denmark
GN Store Nord Mobiltelefon 2 A/S.....................................................................Denmark
Harbinger Corporation................................................................................Georgia
Hawaii Cellular Corporation ..........................................................................Hawaii
Houston Cellular Holding Company (Tex), LLC............................................................Texas
Houston Cellular Telephone Company, L.P................................................................Texas
Huntsville Cellular Telephone Corp., Inc.............................................................Alabama
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
Huntsville MSA Limited Partnership..................................................................Delaware
Indiana 8, L.L.C....................................................................................Delaware
Indiana Cellular Corporation........................................................................Delaware
InfoVentures (a Partnership).........................................................................Georgia
InfoVentures of Atlanta (a Partnership)..............................................................Georgia
Inmuebles Aries S.A.....................................................................................Peru
Intelleprop, Inc....................................................................................Delaware
Intelligent Media Ventures, Inc......................................................................Georgia
Jackson Acquisitions Corp............................................................................Georgia
Jackson Cellular Corporation ....................................................................Mississippi
Jackson Holdings, Inc................................................................................Georgia
Jacksonville MSA Limited Partnership................................................................Delaware
Kentucky CGSA, Inc. .................................................................................Georgia
Kokomo Celltelco Partnership.........................................................................Indiana
L. M. Berry and Company .............................................................................Georgia
Lafayette MSA Limited Partnership...................................................................Delaware
Latin America Mobile Services, Ltd....................................................British Virgin Islands
Latin American Cellular Services, Inc.................................................................Panama
Lenox Park Holdings, L.L.C...........................................................................Georgia
Listel Advertising & Publishing (B.V.I.) Holdings Limited.............................British Virgin Islands
Listel Advertising & Publishing (B.V.I.) Limited......................................British Virgin Islands
Listel Advertising & Publishing Holdings, Inc.......................................................Delaware
Listel-Listas Telefonicas S.A.........................................................................Brazil
Los Angeles RCCs, Inc. ...........................................................................California
Louisiana Cellular Holdings, L.L.C..................................................................Delaware
Louisiana CGSA, Inc..................................................................................Georgia
Louisiana RSA No. 7 Cellular General Partnership....................................................Delaware
Louisiana RSA No. 8 Limited Partnership.............................................................Delaware
Madison Merger Subsidiary, Inc......................................................................Delaware
Marketing Communications Networks, Inc...............................................................Georgia
MCTA.............................................................................................Mississippi
Memphis CGSA, Inc. ..................................................................................Georgia
Memphis SMSA Limited Partnership....................................................................Delaware
Midtjydsk Radiotelefon A/S...........................................................................Denmark
MKV Holdings Ltda.....................................................................................Brazil
Movicel S.A.........................................................................................Colombia
Movicom Colombia S.A................................................................................Colombia
Movicom S.A...........................................................................................Brazil
M-T Cellular, Inc..................................................................................Tennessee
Muncie Cellular Telephone Company, Inc..............................................................Delaware
National Telecommunications Alliance, Inc...........................................................Delaware
Netherlands New System L.P..........................................................................Delaware
North American GSM Alliance, Inc....................................................................Delaware
Northeast Mississippi Cellular, Inc..............................................................Mississippi
Northeastern Georgia RSA Limited Partnership........................................................Delaware
OESP Media S.A........................................................................................Brazil
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
Orlando CGSA, Inc. ..................................................................................Georgia
Orlando SMSA Limited Partnership....................................................................Delaware
Otecel S.A...........................................................................................Ecuador
Peck Holdings Corp....................................................................British Virgin Islands
Pittsburgh SMSA Limited Partnership.................................................................Delaware
Polisistemas S.A.....................................................................................Ecuador
Prime Enterprises II, L.P...........................................................................Delaware
PrintSouth, Inc.  ...................................................................................Georgia
Promociones 4222, C.A..............................................................................Venezuela
QuickSilver Technology Incorporated.................................................................Delaware
Qwest Communications International, Inc.............................................................Delaware
R.A. Celular Inversora S.A.........................................................................Argentina
RAM Broadcasting Corporation........................................................................New York
RAM Communciations Group, Inc.......................................................................New York
RAM Mobile Data (Netherlands) B. V...........................................................The Netherlands
RAM Mobile Data Belgium SC...........................................................................Belgium
RAM Mobile Data Belgium, S.C.S.......................................................................Belgium
RAM Mobile Data C. V.........................................................................The Netherlands
RAM Mobile Data Limited.......................................................................United Kingdom
RAM Mobile Data Network GmbH.........................................................................Germany
RAM/BSE Communications, L.P.........................................................................Delaware
Recep Comercio e Participacoes Ltda...................................................................Brazil
Red de Servicios Sured, T.E.L., C.A................................................................Venezuela
Redanil S.A..........................................................................................Uruguay
ROU Celular Inversora S. A.  .........................................................................Panama
San Juan Cellular Corporation....................................................................Puerto Rico
Santabel Comercio e Participacoes Ltda................................................................Brazil
Santabel Holdings (B.V.I.) Ltd........................................................British Virgin Islands
Servicios Telcel Acarigua, C.A.....................................................................Venezuela
Servicios Telcel Barquisimeto, C.A.................................................................Venezuela
Servicios Telcel C.A...............................................................................Venezuela
Servicios Telcel Charallave, C.A...................................................................Venezuela
Servicios Telcel Ciudad Ojeda, C.A.................................................................Venezuela
Servicios Telcel Cumana, C.A.......................................................................Venezuela
Servicios Telcel Guarenas, C.A.....................................................................Venezuela
Servicios Telcel La Guaira, C.A....................................................................Venezuela
Servicios Telcel Los Teques, C.A...................................................................Venezuela
Servicios Telcel Maracaibo, C.A....................................................................Venezuela
Servicios Telcel Maracay, C.A......................................................................Venezuela
Servicios Telcel Margarita, C.A....................................................................Venezuela
Servicios Telcel Maturin, C.A......................................................................Venezuela
Servicios Telcel Merida, C.A.......................................................................Venezuela
Servicios Telcel Puerto La Cruz, C.A...............................................................Venezuela
Servicios Telcel Puerto Ordaz, C.A.................................................................Venezuela
Servicios Telcel Punto Fijo, C.A...................................................................Venezuela
Servicios Telcel San Cristobal, C.A................................................................Venezuela
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
Servicios Telcel Valencia, C.A.....................................................................Venezuela
Servicios Telcel Valera, C.A.......................................................................Venezuela
Sistemas Time Trac, C.A............................................................................Venezuela
Skycell Communications Limited.........................................................................India
SONOFON A/S..........................................................................................Denmark
SONOFON GSM Center A/S...............................................................................Denmark
SONOFON Holdings A/S.................................................................................Denmark
SONOFON Partners A/S.................................................................................Denmark
SONOFON Services A/S.................................................................................Denmark
South Carolina Cellular Service, Inc. ...............................................................Georgia
South Florida Television Inc........................................................................Delaware
Spectrum Telecomunicaciones, S.A. de C.V..............................................................Mexico
ST Mobile Data Pte. Ltd............................................................................Singapore
SteadFast.net Inc....................................................................................Georgia
Stevens Graphics, Inc. ..............................................................................Georgia
Sunlink Corporation .................................................................................Georgia
TCIL BellSouth Limited ................................................................................India
TechSouth, Inc. .....................................................................................Georgia
Telcel Celular, C.A................................................................................Venezuela
Telcel International Limited..................................................................Cayman Islands
Telcell S.A...........................................................................................Brazil
Tele 2000, S.A..........................................................................................Peru
Tele Cable del Peru S.A.................................................................................Peru
TeleAggregation Group, Inc............................................................................Nevada
Telecom BBS (B.V.I.) Limited..........................................................British Virgin Islands
Telecomunicaciones BBS SRL.........................................................................Venezuela
Telefonia Celular de Nicaragua, S.A................................................................Nicaragua
Telefonia Movel do Sul S.A............................................................................Brazil
Tele-Man Netherlands B.V.....................................................................The Netherlands
Tennessee RSA Limited Partnership...................................................................Delaware
Terre-Haute Cellular Telephone Company, Inc.........................................................Delaware
TMC Administration Limited............................................................British Virgin Islands
Twiggs County Cellular Partnership...................................................................Georgia
U.C.S., Inc.........................................................................................New York
Vencorp.......................................................................................Cayman Islands
Vidcomm, Inc.........................................................................................Georgia
Waivetel S.A..........................................................................................Brazil
Westel Richmond, Inc. ..............................................................................Virginia
Westel-Indianapolis Company .........................................................................Florida
Westel-Los Angeles Company ..........................................................................Florida
Westel-Milwaukee Company, Inc. ....................................................................Wisconsin
Wireless Cable of Atlanta, Inc.......................................................................Georgia
Wireless Telecommunications Investment Company, LLC.................................................Delaware
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